UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                October 25, 2005



                                Acies Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                        --------------------------------
                 (State or other jurisdiction of incorporation)


       000-49724                                         91-2079553
--------------------------                     ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


              14 Wall Street, Suite 1620, New York, New York 10005
  ----------------------------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


         Registrant's telephone number, including area code: 800-361-5540

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02.  Results of Operations and Financial Condition.

On October 25, 2005, the Company issued a press release regarding its continued merchant account growth for its second fiscal quarter ended September 30, 2005. The press release is annexed as an exhibit to this report. I

n accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The attached press release contains or may contain forward-looking statements such as statements regarding the Company's growth and profitability, rate of growth, revenue increase, cost containment and growth strategy. The forward-looking statements contained in the press release are also subject to other risks and uncertainties, including those more fully described in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements, or for prospective events that may have a retroactive effect.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1  Press release dated October 25, 2005.

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

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ACIES CORPORATION

Date: October 25, 2005                 By: /s/ Jeffrey A. Tischler
     ------------------                   --------------------------------------
                                           Jeffrey A. Tischler
                                           Chief Financial Officer

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